THE ALGER INSTITUTIONAL FUNDS

Alger Focus Equity Fund

(the “Fund”)

Supplement dated August 1, 2025 to the Fund’s

Summary Prospectuses, Prospectuses, and Statement of Additional Information (“SAI”)

each dated February 28, 2025

as amended and supplemented to date

The purpose of this supplement is to announce the results of the recent special meeting of shareholders of the Fund held on August 1, 2025 (the “Meeting”), at which the shareholders considered a proposal to change the Fund from a diversified company to a non-diversified company and to eliminate the related fundamental investment policy on diversification (the “Proposal”).

The shareholders and/or their designated proxies convened for the Meeting and the Proposal was approved. As a result, effective immediately, the Fund will begin operating as a non-diversified company.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses, and SAI:

The following disclosure is added to the section of the Fund’s Summary Prospectuses entitled “Principal Investment Strategy” and the section of the Fund’s Prospectuses entitled “Summary Sections—Alger Focus Equity Fund—Principal Investment Strategy”:

The Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund’s performance.

The following disclosure is added to the section of the Fund’s Summary Prospectuses entitled “Principal Risks” and the section of the Fund’s Prospectuses entitled “Summary Sections—Alger Focus Equity Fund—Principal Risks”:

Non-Diversification Risk – The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.

The following disclosure is added to the section of the Fund’s Prospectuses entitled “Investment Objectives, Principal Investment Strategies and Related Risks—Principal Risks”:

Non-Diversification Risk (Alger Focus Equity Fund)

The Fund is a non-diversified investment company. As such, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. This risk is magnified compared to a fund that invests more broadly.

Investment restrictions No. 1 and No. 2 in the section of the Fund’s SAI entitled “Investment Strategies and Policies—Investment Restrictions, with respect to the Fund only, are deleted in their entirety.

The second sentence in the final paragraph in the section of the Fund’s SAI entitled “Organization” is deleted in its entirety and replaced with the following:

Each of the Funds, other than Alger Focus Equity Fund, is classified as a “diversified” investment company under the 1940 Act.

Shareholders should retain this Supplement for future reference.

S- FocusEquityAC 8125

S-TAIF-Retail 8125

S-FocusEquityI 8125

S-FocusEquityY 8125

S-FocusEquityZ 8125

S- TAIF-Instl. 8125

S-(ISAI)-8125